Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE4 Class A-1
                             Payment Date 01/25/2001


Servicing Certificate
Beginning Pool Balance                                            208,113,382.41
Beginning PFA                                                      64,602,617.59
Ending Pool Balance                                               257,713,077.80
Ending PFA Balance                                                 15,002,922.20
Principal Collections                                               8,834,069.61
Principal Draws                                                    12,379,755.21
Net Principal Collections                                                      -
Active Loan Count                                                         11,313

Current Month Repurchases - Units                                           1.00
Current Month Repurchases - Dollars                                    10,500.00


Interest Collections                                                1,559,682.59

Weighted Average Net Loan Rate                                          9.07623%
Substitution Adjustment Amount                                              0.00

Note Rate                                                               6.85750%

Term Notes                                                          Amount          Factor
----------                                                          ------          ------
Beginning Balance                                                 272,716,000.00     1.0000000
Ending Balance                                                    272,716,000.00     1.0000000
Principal                                                                      -     0.0000000
Interest                                                            1,558,458.31     5.7145833
Interest Shortfall                                                          0.00     0.0000000
Security Percentage                                                      100.00%

Variable Funding Notes                                              Amount
----------------------                                              ------
Beginning Balance                                                           0.00
Ending Balance                                                              0.00
Principal                                                                   0.00
Interest                                                                    0.00
Interest Shortfall                                                          0.00
Security Percentage                                                        0.00%



Certificates                                                                0.00



Beginning Overcollateralization Amount                                471,932.91
Overcollateralization Amount Increase (Decrease)                      375,989.17
Outstanding Overcollateralization Amount                              847,922.08
Overcollateralization Target Amount                                 4,090,740.00

Credit Enhancement Draw Amount                                              0.00
Unreimbursed Prior Draws                                                    0.00


                                                                                    Number      Percent
                                                                         Balance   of Loans    of Balance
Delinquent Loans (30 Days)                                          1,110,056.65      48         0.43%
Delinquent Loans (60 Days)                                            138,125.52       5         0.05%
Delinquent Loans (90+ Days) (1)                                        22,500.00       1         0.01%
Foreclosed Loans                                                               -       0         0.00%
REO                                                                         0.00       0         0.00%

(1) 90+ Figures Include Foreclosures, REO and Bankruptcies

                                                               Liquidation To-Date
Beginning Loss Amount                                                       0.00
Current Month Loss Amount                                                   0.00
Ending Loss Amount                                                          0.00

                                                                Special Hazard       Fraud     Bankruptcy
Beginning Amount                                                            0.00          0.00       0.00
Current Month Loss Amount                                                   0.00          0.00       0.00
Ending Amount                                                                  -             -          -




Liquidation Loss Distribution Amounts                                       0.00
Extraordinary Event Losses                                                  0.00
Excess Loss Amounts                                                         0.00

Capitalized Interest Account
Beginning Balance                                                     405,645.38
Withdraw relating to Collection Period                                 76,056.02
Interest Earned (Zero, Paid to Funding Account)                             0.00
Total Ending Capitalized Interest Account Balance as of Payment Date  329,589.36
Interest earned for Collection Period                                   5,180.43
Interest withdrawn related to prior Collection Period                     417.24

Funding Account
Beginning Funding Account Balance                                     471,932.91
Deposit to Funding Account                                            375,989.17
Payment for Additional Purchases                                               -
Ending Funding Account Balance as of Payment Date                     847,922.08
Interest earned for Collection Period                                     407.43
Interest withdrawn related to prior Collection Period                          -

Prefunding Account
Beginning Balance                                                  64,602,617.59
Additional Purchases during Revolving Period                      (46,054,009.79)
Excess of Draws over Principal Collections                         (3,545,685.60)
Total Ending Balance as of Payment Date                            15,002,922.20
Interest earned for Collection Period                                 324,937.89
Interest withdrawn related to prior Collection Period                  23,174.88

Reserve Account
Beginning Balance                                                           0.00
Deposits to Reserve Account for current Payment Date                        0.00
Withdrawals from Reserve Account for current Payment Date                   0.00
Total Ending Reserve Account Balance as of current Payment Date             0.00
Interest earned for Collection Period                                       0.00
Interest withdrawn related to prior Collection Period                       0.00


       Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE4 Class A-2
                             Payment Date 01/25/2001



Servicing Certificate
Beginning Pool Balance                                             45,093,662.84
Beginning PFA                                                      14,190,337.16
Ending Pool Balance                                                59,262,332.09
Ending PFA Balance                                                      2,497.76
Principal Collections                                               3,276,378.53
Principal Draws                                                     3,257,208.38
Net Principal Collections                                                      -
Active Loan Count                                                            968

Current Month Repurchases - Units                                              -
Current Month Repurchases - Dollars                                            -


Interest Collections                                                  328,720.21

Weighted Average Net Loan Rate                                          8.36674%
Substitution Adjustment Amount                                              0.00

Note Rate                                                               6.89250%

Term Notes                                                          Amount          Factor
----------                                                          ------          ------
Beginning Balance                                                  59,284,000.00     1.0000000
Ending Balance                                                     59,284,000.00     1.0000000
Principal                                                                      -     0.0000000
Interest                                                              340,512.48     5.7437501
Interest Shortfall                                                          0.00     0.0000000
Security Percentage                                                      100.00%

Variable Funding Notes                                              Amount
----------------------                                              ------
Beginning Balance                                                           0.00
Ending Balance                                                              0.00
Principal                                                                   0.00
Interest                                                                    0.00
Interest Shortfall                                                          0.00
Security Percentage                                                        0.00%



Certificates                                                                0.00



Beginning Overcollateralization Amount                                111,308.66
Overcollateralization Amount Increase (Decrease)                       70,910.65
Outstanding Overcollateralization Amount                              182,219.31
Overcollateralization Target Amount                                   889,260.00

Credit Enhancement Draw Amount                                              0.00
Unreimbursed Prior Draws                                                    0.00


                                                                                    Number      Percent
                                                                         Balance   of Loans    of Balance
Delinquent Loans (30 Days)                                            182,505.31       4         0.31%
Delinquent Loans (60 Days)                                                     -       0         0.00%
Delinquent Loans (90+ Days) (1)                                                -       0         0.00%
Foreclosed Loans                                                               -       0         0.00%
REO                                                                         0.00       0         0.00%

(1) 90+ Figures Include Foreclosures, REO and Bankruptcies

                                                               Liquidation To-Date
Beginning Loss Amount                                                       0.00
Current Month Loss Amount                                                   0.00
Ending Loss Amount                                                          0.00

                                                                Special Hazard       Fraud     Bankruptcy
Beginning Amount                                                            0.00          0.00       0.00
Current Month Loss Amount                                                   0.00          0.00       0.00
Ending Amount                                                                  -             -          -




Liquidation Loss Distribution Amounts                                       0.00
Extraordinary Event Losses                                                  0.00
Excess Loss Amounts                                                         0.00

Capitalized Interest Account
Beginning Balance                                                      86,217.67
Withdraw relating to Collection Period                                 17,047.74
Interest Earned (Zero, Paid to Funding Account)                             0.00
Total Ending Capitalized Interest Account Balance as of Payment Date   69,169.93
Interest earned for Collection Period                                   1,101.07
Interest withdrawn related to prior Collection Period                      89.30

Funding Account
Beginning Funding Account Balance                                     111,308.66
Deposit to Funding Account                                             90,080.80
Payment for Additional Purchases                                               -
Ending Funding Account Balance as of Payment Date                     201,389.46
Interest earned for Collection Period                                      96.09
Interest withdrawn related to prior Collection Period                          -

Prefunding Account
Beginning Balance                                                  14,190,337.16
Additional Purchases during Revolving Period                      (14,187,839.40)
Excess of Draws over Principal Collections                                  0.00
Total Ending Balance as of Payment Date                                 2,497.76
Interest earned for Collection Period                                  71,374.48
Interest withdrawn related to prior Collection Period                   4,968.27

Reserve Account
Beginning Balance                                                           0.00
Deposits to Reserve Account for current Payment Date                        0.00
Withdrawals from Reserve Account for current Payment Date                   0.00
Total Ending Reserve Account Balance as of current Payment Date             0.00
Interest earned for Collection Period                                       0.00
Interest withdrawn related to prior Collection Period                       0.00


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